Oppenheimer Commodity Strategy Total Return Fund

Supplement dated April 17, 2014 to the

Statement of Additional Information dated March 28, 2014

This supplement amends the Statement of Additional Information (“SAI”) of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) dated March 28, 2014, and is in addition to any other supplement(s).

Effective immediately:

1.	The last paragraph of the section titled “Compensation of Portfolio Managers” is deleted in its entirety and replaced with the following:

The peer group category used with respect to Mr. Zivic is the Morningstar – Commodities Broad Basket. The peer group category used with respect to Mr. Proctor is iMoneyNet Treasury & Repo Institutional MMF.

April 17, 2014	PX0735.010